Exhibit 10.1
PAPA JOHN’S INTERNATIONAL, INC.

AMENDMENT NO. 1 TO THE
AMENDED AND RESTATED CHANGE OF CONTROL SEVERANCE PLAN

Effective Date: August 6, 2024

WHEREAS, the Board of Directors (the “Board”) of Papa John’s International, Inc. (the “Company”) heretofore established the Amended and Restated Change of Control Severance Plan (the “Plan”); and

WHEREAS, the Company desires to amend the Plan to bring Company policies regarding separation pay in line with typical market practice;

WHEREAS, pursuant to Section 5 of the Plan, the Compensation Committee of the Board (the “Committee”) has the right to amend the Plan;

WHEREAS, the Committee has approved and authorized this Amendment No. 1 to the Plan;

NOW, THEREFORE, BE IT RESOLVED, that the Plan is hereby amended in the following particulars:

1Section 2.15 is hereby amended, so that Section 2.15, as amended and restated, reads in its entirety as follows:

“‘Severance Benefits’ means the severance amounts payable to a Participant pursuant to Section 4.01(a)(ii), (iii), (iv), (v) and (vi) of this Plan.”

2Section 4.01(a) is hereby amended by modifying the introductory language, so that the introduction to Section 4.01(a), as amended and restated, reads as follows:

“(a) Severance Benefits. Upon a Qualifying Termination, a Participant will be eligible to receive the following payments and benefits:”

3Section 4.01(a) is hereby further amended to add subparagraph 4.01(a)(vi) as follows:

“(vi) subject to the Participant’s compliance with Section 4.01(b), notwithstanding any conflicting provisions in the Company’s 2018 Omnibus Incentive Plan or outstanding award agreements granted thereunder, full accelerated vesting of any of Participant’s outstanding unvested equity or equity-based incentives that are subject to time-based vesting that are assumed in connection with the Change of Control.”

4Except as specifically set forth herein, the terms of the Plan shall be and remain unchanged, and the Plan as amended shall remain in full force and effect.

[Signature Page Follows]

Exhibit 10.1

IN WITNESS THEREOF, the undersigned has executed this Amendment No. 1.

PAPA JOHN’S INTERNATIONAL, INC.

By: /s/ Caroline Oyler
Name: Caroline Miller Oyler
Title: Chief Legal & Risk Officer and
Corporate Secretary
Date: August 6, 2024

[Signature Page to Amendment No. 1 to the
Amended and Restated Change of Control Severance Plan]